Exhibit 4.2

EXECUTION VERSION

PFIZER INC.

and

THE BANK OF NEW YORK MELLON,

Trustee

THE BANK OF NEW YORK MELLON, LONDON BRANCH,

Paying Agent and Calculation Agent

NINTH SUPPLEMENTAL INDENTURE

Dated as of March 6, 2017

to

INDENTURE

Dated as of January 30, 2001

Floating Rate Notes due 2019

0.000% Notes due 2020

0.250% Notes due 2022

1.000% Notes due 2027

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ARTICLE FIVE

GENERAL TERMS AND CONDITIONS OF THE 2027 NOTES

Section 501	Designation and Principal Amount	9
Section 502	Maturity	9
Section 503	Further Issues	9
Section 504	Interest	9
Section 505	Authorized Denominations	9
Section 506	Redemption	9
Section 507	Appointment of Agents	10
Section 508	Issuance in Euros	10

ARTICLE SIX

BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES

Section 601	Book-entry Provisions for Global Securities	10

ARTICLE SEVEN

OPTIONAL REDEMPTION OF FIXED RATE NOTES; REDEMPTION FOR TAX REASONS; NO SINKING FUND

Section 701	Optional Redemption of the Fixed Rate Notes by Company	12
Section 702	Par Calls	14
Section 703	No Optional Redemption of the Floating Rate Notes	14
Section 704	Redemption for Tax Reasons	14
Section 705	No Sinking Fund	15

ARTICLE EIGHT

FORMS OF NOTES

Section 801	Form of Floating Rate Note	15
Section 802	Form of 2020 Note	15
Section 803	Form of 2022 Note	15
Section 804	Form of 2027 Note	15

ARTICLE NINE

ORIGINAL ISSUE AMOUNT OF NOTES

Section 901	Original Issue Amount of the Floating Rate Notes	15
Section 902	Original Issue Amount of the 2020 Notes	15
Section 903	Original Issue Amount of the 2022 Notes	15
Section 904	Original Issue Amount of the 2027 Notes	16

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ARTICLE TEN

PAYMENT OF ADDITIONAL AMOUNTS

Section 1001	Payment of Additional Amounts	16
Section 1002	General	18

ARTICLE ELEVEN

PAYING AGENT

Section 1101	Appointment of Paying Agent	18
Section 1102	Payment	18
Section 1103	Indemnity	20
Section 1104	General	20
Section 1105	Change of Paying Agent	22
Section 1106	Compensation, Fees and Expenses	23
Section 1107	Notices	23
Section 1108	FATCA	24

ARTICLE TWELVE

MISCELLANEOUS

Section 1201	Ratification of Indenture	24
Section 1202	Trustee Not Responsible for Recitals	24
Section 1203	Governing Law	24
Section 1204	Separability	24
Section 1205	Counterparts	25
Section 1206	Trust Indenture Act	25

Exhibits

Exhibit A	Form of Floating Rate Note
Exhibit B	Form of 2020 Note
Exhibit C	Form of 2022 Note
Exhibit D	Form of 2027 Note

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NINTH SUPPLEMENTAL INDENTURE, dated as of March 6, 2017 (the “Ninth Supplemental Indenture”), among Pfizer Inc., a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 235 East 42nd Street, New York, New York 10017 (the “Company”), The Bank of New York Mellon (formerly The Bank of New York, a New York banking corporation (successor to JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank, formerly The Chase Manhattan Bank (successor to The Chase Manhattan Bank (National Association)))), as trustee (the “Trustee”), and The Bank of New York Mellon, London Branch, as paying agent and calculation agent.

WHEREAS, the Company executed and delivered the indenture, dated as of January 30, 2001, to the Trustee (the “Indenture”), to provide for the issuance of the Company’s notes, bonds, debentures or any other evidences of indebtedness (the “Securities”), in one or more fully registered series;

WHEREAS, pursuant to Section 901 of the Indenture, the Company desires to provide for the issuance of (i) a new series of its Securities to be known as its Floating Rate Notes due 2019 (the “Floating Rate Notes”), (ii) a new series of its Securities to be known as its 0.000% Notes due 2020 (the “2020 Notes”), (iii) a new series of its Securities to be known as its 0.250% Notes due 2022 (the “2022 Notes”) and (iv) a new series of its Securities to be known as its 1.000% Notes due 2027 (the “2027 Notes” and, together with the 2020 Notes and the 2022 Notes, the “Fixed Rate Notes” and, the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”), and to establish the forms of the Notes thereof, as provided in Section 202 of the Indenture, and to set forth the terms thereof, as provided in Section 301 of the Indenture;

WHEREAS, the Board of Directors of the Company, pursuant to resolutions duly adopted, has duly authorized the issuance of the Company’s debt securities and the Securities Issuance Committee of the Company, pursuant to a resolution duly adopted on February 28, 2017, has duly authorized the issuance of €1,250,000,000 aggregate principal amount of Floating Rate Notes, €1,000,000,000 aggregate principal amount of 2020 Notes, €1,000,000,000 aggregate principal amount of 2022 Notes and €750,000,000 aggregate principal amount of 2027 Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this Ninth Supplemental Indenture; and

WHEREAS, all things necessary to make this Ninth Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 101 Definition of Terms. Unless the context otherwise requires:

(a) each term defined in the Indenture has the same meaning when used in this Ninth Supplemental Indenture;

(b) each term defined anywhere in this Ninth Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa; and

(d) headings are for convenience of reference only and do not affect interpretation.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE FLOATING RATE NOTES

Section 201 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “Floating Rate Notes due 2019”, which is not limited in aggregate principal amount. The aggregate principal amount of the Floating Rate Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 202 Maturity. The Stated Maturity of principal of the Floating Rate Notes is March 6, 2019.

Section 203 Further Issues. The Company may from time to time, without the consent of the Holders of the Floating Rate Notes, issue additional Floating Rate Notes. Any such additional Floating Rate Notes will have the same ranking, interest rate, maturity date and other terms as the Floating Rate Notes herein provided for. Any such additional Floating Rate Notes, together with the Floating Rate Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional Floating Rate Notes may be issued if an Event of Default has occurred and is continuing with respect to the Floating Rate Notes. The Company will not issue any additional Floating Rate Notes intended to form a single series with the Floating Rate Notes herein provided for unless such additional Floating Rate Notes will be fungible with the Floating Rate Notes herein provided for, for U.S. federal income tax purposes.

Section 204 Interest.

(a) The Floating Rate Notes will bear interest accrued from and including March 6, 2017, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are March 6, June 6, September 6 and December 6 of each year, beginning on June 6, 2017. The per annum interest rate on the Floating Rate Notes in effect for each day of a Floating Rate Interest Period (as defined below) will be equal to the Applicable EURIBOR Rate (as defined below) plus 20 basis points (0.200%) (the “Floating Interest Rate”), provided, however, that in no event shall such interest rate be less than zero. The Floating Interest Rate for each Floating Rate Interest Period will be set on March 6, June 6, September 6 and December 6 of each year and will be set for the initial Floating Rate Interest Period on March 6, 2017 (each such date, a “Floating Rate Interest Reset Date”) until the principal on the floating rate notes is paid or made available for payment (the “Floating Rate Principal Payment Date”). If any Floating Rate Interest Reset Date (other than the initial Floating Rate Interest Reset Date occurring on March 6, 2017) and Floating Rate Interest Payment Date would otherwise be a day that is not a EURIBOR Business Day (as defined below), such Floating Rate Interest Reset Date and Floating Rate Interest Payment Date shall be the next succeeding EURIBOR Business Day, unless the next succeeding EURIBOR Business Day is in the next succeeding calendar month, in which case such Floating Rate Interest Reset Date and Floating Rate Interest Payment Date shall be the immediately preceding EURIBOR Business Day.

(b) The amount of interest for each day that the Floating Rate Notes are outstanding (the “Daily Interest Amount”) will be calculated by dividing the Floating Interest Rate in effect for such day by 360 and multiplying the result by the principal amount of the Floating Rate Notes. The amount of interest to be paid on the Floating Rate Notes for any Floating Rate Interest Period will be calculated by adding the Daily Interest Amounts for each day in such Floating Rate Interest Period.

(c) The Floating Interest Rate and amount of interest to be paid on the Floating Rate Notes for each Floating Rate Interest Period will be determined by the Calculation Agent (as defined below). The Calculation Agent will, upon the request of any Holder of the Floating Rate Notes, provide the interest rate at the time of the last Interest Payment Date with respect to the Floating Rate Notes. All calculations made by the Calculation Agent shall in the absence of manifest error be conclusive for all purposes and binding on the Company and the Holders of the Floating Rate Notes. So long as the Applicable EURIBOR Rate is required to be determined with respect to the Floating Rate Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish the Applicable EURIBOR Rate for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint itself or another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

(d) The Regular Record Date for the interest payable on any Interest Payment Date is the close of business (in London) on the 15th calendar day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any

Floating Rate Interest Reset Date and Interest Payment Date would otherwise be a day that is not a EURIBOR Business Day, such Floating Rate Interest Reset Date and Interest Payment Date shall be the next succeeding EURIBOR Business Day, unless the next succeeding EURIBOR Business Day is in the next succeeding calendar month, in which case such Floating Rate Interest Reset Date and Interest Payment Date shall be the immediately preceding EURIBOR Business Day.

“EURIBOR Business Day” means any day that is not a Saturday or Sunday and that, in the City of New York or the City of London, is not a day on which banking institutions are generally authorized or obligated by law to close, and is a day on which the TARGET System, or any successor thereto, operates.

“Floating Rate Interest Period” shall mean the period from and including a Floating Rate Interest Reset Date to but excluding the next succeeding Floating Rate Interest Reset Date and, in the case of the last such period, from and including the Floating Rate Interest Reset Date immediately preceding the Stated Maturity of the Floating Rate Notes or the Floating Rate Principal Payment Date, as the case may be, to but not including such Stated Maturity of the Floating Rate Notes or the Floating Rate Principal Payment Date. If the Stated Maturity of the Floating Rate Notes or the Floating Rate Principal Payment Date is not a EURIBOR Business Day, then the principal amount of the Floating Rate Notes plus accrued and unpaid interest thereon shall be paid on the next succeeding EURIBOR Business Day and no interest shall accrue for the Stated Maturity of the Floating Rate Notes or the Floating Rate Principal Payment Date or any day thereafter.

The “Applicable EURIBOR Rate” shall mean the rate determined in accordance with the following provisions:

(1) Two prior TARGET days on which dealings in deposits in euros are transacted in the euro-zone interbank market preceding each Floating Rate Interest Reset Date (each such date, an “Interest Determination Date”), The Bank of New York Mellon, London Branch (the “Calculation Agent”), as agent for the Company, will determine the Applicable EURIBOR Rate which shall be the rate for deposits in euro having a maturity of three months commencing on the first day of the applicable Floating Rate Interest Period that appears on the Reuters Screen EURIBOR01 Page as of 11:00 a.m., Brussels time, on such Interest Determination Date. “Reuters Screen EURIBOR01 Page” means the display designated on page “EURIBOR01” on Reuters (or such other page as may replace the EURIBOR01 page on that service or any successor service for the purpose of displaying euro-zone interbank offered rates for euro-denominated deposits of major banks). If the Applicable EURIBOR Rate on such Interest Determination Date does not appear on the Reuters Screen EURIBOR01 Page, the Applicable EURIBOR Rate will be determined as described in (2) below.

(2) With respect to an Interest Determination Date for which the Applicable EURIBOR Rate does not appear on the Reuters Screen EURIBOR01 Page as specified in (1) above, the Applicable EURIBOR Rate will be determined on the basis of the rates at which deposits in euro are offered by four major banks in the euro-zone interbank market selected by the Company (the “Reference Banks”) at approximately

11:00 a.m., Brussels time, on such Interest Determination Date to prime banks in the euro-zone interbank market having a maturity of three months, and in a principal amount equal to an amount of not less than €1,000,000 that is representative for a single transaction in such market at such time. The Company will request the principal euro-zone office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the Applicable EURIBOR Rate on such Interest Determination Date will be the arithmetic mean (rounded upwards) of such quotations. If fewer than two quotations are provided, the Applicable EURIBOR Rate on such Interest Determination Date will be the arithmetic mean (rounded upwards) of the rates quoted by three major banks in the euro-zone selected by the Company at approximately 11:00 a.m., Brussels time, on such Interest Determination Date for loans in euro to leading European banks, having a maturity of three months, and in a principal amount equal to an amount of not less than €1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks so selected as aforesaid by the Company are not quoting as mentioned in this sentence, the relevant Floating Interest Rate for the Floating Rate Interest Period commencing on the Floating Rate Interest Reset Date following such Interest Determination Date will be the Floating Interest Rate in effect on such Interest Determination Date (i.e., the same as the rate determined for the immediately preceding Floating Rate Interest Reset Date).

Section 205 Authorized Denominations. The Floating Rate Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 206 Redemption. The Floating Rate Notes are only subject to redemption as described in Section 704 hereof.

Section 207 Appointment of Agents. The Trustee will initially be the Security Registrar for the Floating Rate Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Calculation Agent for the Floating Rate Notes will initially be The Bank of New York Mellon, London Branch. The Paying Agent for the Floating Rate Notes will initially be The Bank of New York Mellon, London Branch, as set forth in Section 1101.

Section 208 Issuance in Euros. Principal, premium, if any, and interest payments and additional amounts, if any, in respect of the Floating Rate Notes will be payable in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions within the international banking community, then all payments in respect of the Floating Rate Notes will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted to U.S. dollars on the basis of the most recently available market exchange rate for euros, as determined by the Company in its sole discretion. Any payment in respect of the Floating Rate Notes so made in U.S. dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

ARTICLE THREE

GENERAL TERMS AND CONDITIONS OF THE 2020 NOTES

Section 301 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “0.000% Notes due 2020”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2020 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 302 Maturity. The Stated Maturity of principal of the 2020 Notes is March 6, 2020.

Section 303 Further Issues. The Company may from time to time, without the consent of the Holders of the 2020 Notes, issue additional 2020 Notes. Any such additional 2020 Notes will have the same ranking, interest rate, maturity date and other terms as the 2020 Notes herein provided for. Any such additional 2020 Notes, together with the 2020 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2020 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2020 Notes. The Company will not issue any additional 2020 Notes intended to form a single series with the 2020 Notes herein provided for unless such additional 2020 Notes will be fungible with the 2020 Notes herein provided for, for U.S. federal income tax purposes.

Section 304 Interest. The 2020 Notes will bear interest (computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2020 Notes, or from March 6, 2017, if no interest has been paid) from March 6, 2017 at the rate of 0.000% per annum, payable annually in arrears; interest payable on each Interest Payment Date will include interest accrued from March 6, 2017, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is March 6 of each year, beginning on March 6, 2018; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business (in London) on the 15th calendar day (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 305 Authorized Denominations. The 2020 Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 306 Redemption. The 2020 Notes are subject to redemption at the option of the Company as described in Article Seven hereof.

Section 307 Appointment of Agents. The Trustee will initially be the Security Registrar for the 2020 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Calculation Agent for the 2020 Notes will initially be The Bank of New York Mellon, London Branch. The Paying Agent for the 2020 Notes will initially be The Bank of New York Mellon, London Branch, as set forth in Section 1101.

Section 308 Issuance in Euros. Principal, premium, if any, and interest payments and additional amounts, if any, in respect of the 2020 Notes will be payable in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions within the international banking community, then all payments in respect of the 2020 Notes will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted to U.S. dollars on the basis of the most recently available market exchange rate for euros, as determined by the Company in its sole discretion. Any payment in respect of the 2020 Notes so made in U.S. dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

ARTICLE FOUR

GENERAL TERMS AND CONDITIONS OF THE 2022 NOTES

Section 401 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “0.250% Notes due 2022”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2022 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 402 Maturity. The Stated Maturity of principal of the 2022 Notes is March 6, 2022.

Section 403 Further Issues. The Company may from time to time, without the consent of the Holders of the 2022 Notes, issue additional 2022 Notes. Any such additional 2022 Notes will have the same ranking, interest rate, maturity date and other terms as the 2022 Notes herein provided for. Any such additional 2022 Notes, together with the 2022 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2022 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2022 Notes. The Company will not issue any additional 2022 Notes intended to form a single series with the 2022 Notes herein provided for unless such additional 2022 Notes will be fungible with the 2022 Notes herein provided for, for U.S. federal income tax purposes.

Section 404 Interest. The 2022 Notes will bear interest (computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2022 Notes, or from March 6, 2017, if no interest has been paid) from March 6, 2017 at the rate of 0.250% per annum, payable annually in arrears; interest payable on each Interest Payment Date will include interest accrued from March 6, 2017, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is March 6 of each year, beginning on March 6, 2018; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business (in London) on the 15th calendar day (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 405 Authorized Denominations. The 2022 Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 406 Redemption. The 2022 Notes are subject to redemption at the option of the Company as described in Article Seven hereof.

Section 407 Appointment of Agents. The Trustee will initially be the Security Registrar for the 2022 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Calculation Agent for the 2022 Notes will initially be The Bank of New York Mellon, London Branch. The Paying Agent for the 2022 Notes will initially be The Bank of New York Mellon, London Branch, as set forth in Section 1101.

Section 408 Issuance in Euros. Principal, premium, if any, and interest payments and additional amounts, if any, in respect of the 2022 Notes will be payable in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions within the international banking community, then all payments in respect of the 2022 Notes will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted to U.S. dollars on the basis of the most recently available market exchange rate for euros, as determined by the Company in its sole discretion. Any payment in respect of the 2022 Notes so made in U.S. dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

ARTICLE FIVE

GENERAL TERMS AND CONDITIONS OF THE 2027 NOTES

Section 501 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “1.000% Notes due 2027”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2027 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 502 Maturity. The Stated Maturity of principal of the 2027 Notes is March 6, 2027.

Section 503 Further Issues. The Company may from time to time, without the consent of the Holders of the 2027 Notes, issue additional 2027 Notes. Any such additional 2027 Notes will have the same ranking, interest rate, maturity date and other terms as the 2027 Notes herein provided for. Any such additional 2027 Notes, together with the 2027 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2027 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2027 Notes. The Company will not issue any additional 2027 Notes intended to form a single series with the 2027 Notes herein provided for unless such additional 2027 Notes will be fungible with the 2027 Notes herein provided for, for U.S. federal income tax purposes.

Section 504 Interest. The 2027 Notes will bear interest (computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2027 Notes, or from March 6, 2017, if no interest has been paid) from March 6, 2017 at the rate of 1.000% per annum, payable annually in arrears; interest payable on each Interest Payment Date will include interest accrued from March 6, 2017, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is March 6 of each year, beginning on March 6, 2018; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business (in London) on the 15th calendar day (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 505 Authorized Denominations. The 2027 Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 506 Redemption. The 2027 Notes are subject to redemption at the option of the Company as described in Article Seven hereof.

Section 507 Appointment of Agents. The Trustee will initially be the Security Registrar for the 2027 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Calculation Agent for the 2027 Notes will initially be The Bank of New York Mellon, London Branch. The Paying Agent for the 2027 Notes will initially be The Bank of New York Mellon, London Branch, as set forth in Section 1101.

Section 508 Issuance in Euros. Principal, premium, if any, and interest payments and additional amounts, if any, in respect of the 2027 Notes will be payable in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions within the international banking community, then all payments in respect of the 2027 Notes will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted to U.S. dollars on the basis of the most recently available market exchange rate for euros, as determined by the Company in its sole discretion. Any payment in respect of the 2027 Notes so made in U.S. dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

ARTICLE SIX

BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES

Section 601 Book-entry Provisions for Global Securities.

(a) The Global Securities representing the Notes shall be deposited with, or on behalf of, The Bank of New York Mellon, London Branch, (together with any successors, the “Depositary”), a common depository for Euroclear Bank S.A./N.V. as operator of the Euroclear system or any successor clearing agency (“Euroclear”), and Clearstream Banking S.A., as currently in effect or any successor securities clearing agency (“Clearstream”), and registered in the name of such common depository or its nominee for the accounts of Euroclear and Clearstream, duly executed by the Company and authenticated by the Trustee as provided in Section 303 and the Indenture. Each such Global Security shall constitute a single Security for all purposes of the Indenture.

(b) Notwithstanding any other provision in the Indenture, no Global Security may be exchanged in whole or in part for Notes registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depository for such Global Security or a nominee thereof unless (A) such Depository (1) has notified the Company that it is unwilling or unable to continue as Depository for such Global Security and no successor Depository has been appointed within 90 days after such notice or (2) ceases to be a “clearing agency” registered under Section 17A of the Exchange Act when the Depositary is required to be so registered to act as the Depositary and so notifies the Company, and no successor Depositary has been appointed within 90 days after such notice, (B) the Company determines at any time that the Notes shall no longer be represented by Global Securities and shall inform such Depositary of such determination and participants in such Depositary elect to withdraw their beneficial interests in the Notes from such Depositary, following notification by the Depositary of their right to do so, or (C) such exchange is made upon request by or on behalf of the Depositary in accordance with customary procedures, following the request of a Holder seeking to exercise or enforce its rights under the Notes during the continuance of an Event of Default.

(c) Subject to clause (b) above, any exchange of a Global Security for other Notes may be made in whole or in part, and all Notes issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct in writing to the Trustee.

(d) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Note is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

(e) Subject to the provisions of clause (g) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below in clause (g)) and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(f) In the event of the occurrence of any of the events specified in clause (b) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form, without interest coupons.

(g) Neither any members of, or participants in, the Depositary (collectively, the “Agent Members”) nor any other Persons on whose behalf Agent Members may act shall have any rights under the Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Note.

ARTICLE SEVEN

OPTIONAL REDEMPTION OF FIXED RATE NOTES; REDEMPTION FOR TAX REASONS; NO SINKING FUND

Section 701 Optional Redemption of the Fixed Rate Notes by Company.

(a) At the Company’s option, the 2020 Notes may be redeemed, in whole, at any time, or in part, from time to time prior to February 6, 2020 (each a “2020 Redemption Date”) at a redemption price (the “2020 Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2020 Notes being redeemed on the relevant 2020 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2020 Notes being redeemed on the applicable 2020 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2020 Redemption Date) discounted to such 2020 Redemption Date on an annual basis at a rate equal to the sum of the Comparable Government Bond Rate plus 15 basis points;

plus, in each of the cases of (a)(i) and (a)(ii) above, accrued and unpaid interest on the 2020 Notes being redeemed to, but excluding, such 2020 Redemption Date.

(b) At the Company’s option, the 2022 Notes may be redeemed, in whole, at any time, or in part, from time to time prior to February 6, 2022 (each a “2022 Redemption Date”) at a redemption price (the “2022 Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2022 Notes being redeemed on the relevant 2022 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2022 Notes being redeemed on the applicable 2022 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2022 Redemption Date) discounted to such 2022 Redemption Date on an annual basis at a rate equal to the sum of the Comparable Government Bond Rate plus 15 basis points;

plus, in each of the cases of (b)(i) and (b)(ii) above, accrued and unpaid interest on the 2022 Notes being redeemed to, but excluding, such 2022 Redemption Date.

(c) At the Company’s option, the 2027 Notes may be redeemed, in whole, at any time, or in part, from time to time prior to December 6, 2026 (each a “2027 Redemption Date”) at a redemption price (the “2027 Redemption Price” and, collectively with the 2020 Redemption Price and the 2022 Redemption Price, the “Redemption Prices”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2027 Notes being redeemed on the relevant 2027 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2027 Notes being redeemed on the applicable 2027 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2027 Redemption Date) discounted to such 2027 Redemption Date on an annual basis at a rate equal to the sum of the Comparable Government Bond Rate plus 15 basis points;

plus, in each of the cases of (c)(i) and (c)(ii) above, accrued and unpaid interest on the 2027 Notes being redeemed to, but excluding, such 2027 Redemption Date.

(d) Notice of any redemption of the Notes of any series shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

(e) Notwithstanding anything in this Article Seven, installments of interest on the applicable Fixed Rate Notes that are due and payable on the Interest Payment Date falling on or prior to a redemption date will be payable on the Interest Payment Date to the Holders of the applicable Fixed Rate Notes as of the close of business (in London) on the relevant record date according to the applicable Fixed Rate Notes and the Indenture. The Redemption Prices will be calculated on the basis of a 365-day year or a 366-day year, as applicable, and the actual number of days elapsed.

(f) The following defined terms used in this Article Seven shall, unless the context otherwise requires, have the meanings specified below.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Banker, a German government bond whose maturity is closest to the maturity of the Fixed Rate Notes to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Fixed Rate Notes to be redeemed, if they were to be purchased at such price on the third business day prior to the date fixed for redemption, would be equal to the gross redemption yield on such business day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an Independent Investment Banker.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Barclays Bank PLC, BNP Paribas, Goldman, Sachs & Co. and J.P. Morgan Securities plc (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a broker or dealer of, and/or market maker in, German government bonds (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

(g) At or prior to the time of giving of any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the applicable Redemption Price as so calculated, or the manner in which such Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

Section 702 Par Calls. Any time on or after February 6, 2020 with respect to the 2020 Notes, February 6, 2022 with respect to the 2022 Notes and December 6, 2026 with respect to the 2027 Notes, the Company may redeem the applicable series of Fixed Rate Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed, plus in each case, accrued and unpaid interest on the Fixed Rate Notes being redeemed to, but excluding, such redemption date.

Section 703 No Optional Redemption of the Floating Rate Notes. The Company may not redeem the Floating Rate Notes at its option prior to maturity, other than as described under Section 704 below.

Section 704 Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 28, 2017, the Company becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Company, will become obligated to pay additional amounts as described under Article Ten with respect to any series of the Notes, then the Company may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Notes of such series at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on such Notes to, but excluding, the redemption date.

Section 705 No Sinking Fund. None of the Notes are entitled to the benefit of any sinking fund.

ARTICLE EIGHT

FORMS OF NOTES

Section 801 Form of Floating Rate Note. The Floating Rate Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 802 Form of 2020 Note. The 2020 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

Section 803 Form of 2022 Note. The 2022 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit C hereto.

Section 804 Form of 2027 Note. The 2027 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit D hereto.

ARTICLE NINE

ORIGINAL ISSUE AMOUNT OF NOTES

Section 901 Original Issue Amount of the Floating Rate Notes. Floating Rate Notes in the aggregate principal amount of €1,250,000,000 may, upon execution of this Ninth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said Floating Rate Notes as provided in said Company Order.

Section 902 Original Issue Amount of the 2020 Notes. 2020 Notes in the aggregate principal amount of €1,000,000,000 may, upon execution of this Ninth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2020 Notes as provided in said Company Order.

Section 903 Original Issue Amount of the 2022 Notes. 2022 Notes in the aggregate principal amount of €1,000,000,000 may, upon execution of this Ninth

Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2022 Notes as provided in said Company Order.

Section 904 Original Issue Amount of the 2027 Notes. 2027 Notes in the aggregate principal amount of €750,000,000 may, upon execution of this Ninth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2027 Notes as provided in said Company Order.

ARTICLE TEN

PAYMENT OF ADDITIONAL AMOUNTS

Section 1001 Payment of Additional Amounts. All payments in respect of the Notes will be made by or on behalf of the Company without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature, imposed or levied by the United States or any taxing authority thereof or therein, unless such withholding or deduction is required by law. If such withholding or deduction is required by law, the Company will pay to a beneficial owner who is not a United States person such additional amounts on the Notes as are necessary in order that the net payment of the principal of, and premium or redemption price, if any, and interest on, such Notes to such beneficial owner, after such withholding or deduction (including any withholding or deduction on such additional amounts), will not be less than the amount provided in such Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(a) to any tax, assessment or other governmental charge that would not have been imposed but for the beneficial owner, or a fiduciary, settlor, beneficiary, member or shareholder of the beneficial owner if the beneficial owner is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as (i) having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of such Notes, the receipt of any payment or the enforcement of any rights thereunder), including being or having been a citizen or resident of the United States, or being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States; (ii) being a controlled foreign corporation related to the Company directly, indirectly or constructively through stock ownership for United States federal income tax purposes; (iii) being an owner of a 10% or greater interest in voting stock of the Company within the meaning of Section 871(h)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or (iv) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(b) to any Holder that is not the sole beneficial owner of such Notes, or a portion of such Notes, or that is a fiduciary, partnership or limited liability company,

but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or a member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly from the Company its beneficial or distributive share of the payment;

(c) to any tax, assessment or other governmental charge imposed by reason of the Holder’s or beneficial owner’s past or present status as a passive foreign investment company, a controlled foreign corporation, a foreign tax exempt organization or a personal holding company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

(d) to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or beneficial owner of the applicable Notes to comply with any applicable certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of such Notes, if compliance is timely requested by the Company and required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(e) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding or deducting from the payment;

(f) to any estate, inheritance, gift, sales, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge;

(g) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any such Note, if such payment can be made without such withholding by at least one other paying agent in a Member State of the European Union;

(h) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(i) to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of any Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, except to the extent that the Holder or beneficial owner thereof would have been entitled to additional amounts had the Note been presented for payment on the last day of such 30 day period;

(j) to any withholding or deduction that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code and related Treasury regulations and pronouncements or any successor provisions thereto (that are substantively comparable and not materially more onerous to comply with) and any regulations or official law, agreement or interpretations thereof in any jurisdiction implementing an intergovernmental approach thereto (collectively, “FATCA”); or

(k) in the case of any combination of the above listed items,

Section 1002 General. Except as specifically provided under this Article Ten, the Company will not be required to make any payment for any tax, duty, assessment or governmental charge of whatever nature imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Ninth Supplemental Indenture, the term “United States” means the United States of America, any state thereof, and the District of Columbia, and the term “United States person” means (i) any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person for U.S. federal income tax purposes), (iii) any estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) any trust if a U.S. court can exercise primary supervision over the administration of the trust and one or more United States persons can control all substantial trust decisions, or if a valid election is in place to treat the trust as a United States person.

ARTICLE ELEVEN

PAYING AGENT

Section 1101 Appointment of Paying Agent. The Company hereby appoints The Bank of New York Mellon, London Branch, at its office specified in Section 1107 of this Ninth Supplemental Indenture as the paying agent solely in respect of the Notes upon the terms and conditions herein contained in this Article Eleven, and The Bank of New York Mellon, London Branch, accepts such appointment.

Section 1102 Payment.

(a) In order to provide for all payments due on the Notes as the same shall become due, the Company shall cause to be paid to the Paying Agent, no later than 10:00 a.m. London time on the Business Day prior to the due date for the payment of each Note (or such other time and date as may be agreed in writing between the Company and the Paying Agent), at such bank as the Paying Agent shall previously have notified to the Company, immediately available funds sufficient to meet all payments due on such Notes.

(b) The Company hereby authorizes and directs the Paying Agent, from the amounts paid to it pursuant to this Section 1102, to make or cause to be made all payments on the Notes in accordance with the terms thereof. Such payments shall be made to the Holder or Holders of Notes in accordance with the terms of the Notes, the provisions contained in this Article Eleven, and the procedures of Euroclear and Clearstream. All interest payments in respect of the Notes will be made by the Paying Agent on the relevant Interest Payment Date (as set forth in the Notes) to the Holders in whose names the Notes are registered at the close of business (in London) on the record date specified in the Notes next preceding the interest payment date or such other date as is provided in the Notes. So long as the Notes are represented by one or more global certificates and registered in the name of a nominee of a common depository for Euroclear and Clearstream, all interest payments on the Notes shall be made by the Paying Agent by wire transfer of immediately available funds in euro to such Holder.

(c) The Paying Agent, to the extent sufficient funds are available to it, will pay the principal amount of each Note and premium, if any, on the applicable Stated Maturity or upon any Redemption Date with respect thereto, together with accrued and unpaid interest due at the Stated Maturity or such Redemption Date, if any, upon presentation and surrender of such Note on or after the Stated Maturity or Redemption Date thereof to the Paying Agent, or as specified in the Notes.

(d) If for any reason the amounts received by the Paying Agent are insufficient to satisfy all claims in respect of all payments then due on the Notes, the Paying Agent shall forthwith notify the Company, and the Paying Agent shall not be obliged to pay any such claims until the Paying Agent has received the full amount of the monies then due and payable in respect of such Notes. If, however, the Paying Agent in its sole discretion shall make payment on the Notes at their Stated Maturity or redemption, or payments of interest or such other payments when otherwise due (it being understood that the Paying Agent shall have no obligation whatsoever to make any such payment) and the amount which should have been received is not received on such date, the Company agrees forthwith on demand to pay, or procure the payment of, to the Paying Agent, in addition to the amount which should have been paid hereunder, interest thereon from the day following the date when the amount unpaid should have been received under this Ninth Supplemental Indenture to the date when such amount is actually received (inclusive) at a rate equal to the cost of the Paying Agent of funding such amount, as certified by the Paying Agent and expressed as a rate per annum.

(e) The Paying Agent hereby agrees that:

(i) it will hold all sums held by it as Paying Agent for the payment of the principal of or premium, if any, or interest on the Notes in trust for the benefit of the Holders of the Notes entitled thereto, or for the benefit of the Trustee, as the case may be, until such sums shall be paid out to such Holders or otherwise as provided in clause (f) below and in the Indenture and the Notes;

(ii) it will promptly give the Trustee notice of: (x) a Company deposit for the payment of principal of or premium, if any, or interest on the Notes, (y) any failure by the Company in the making of any deposit for the payment of principal of or premium, if any, or interest on the Notes that shall have become payable, and (z) any default by the Company in making any payment of the principal of or premium, if any, or interest on the Notes where the same shall be due and payable as provided in the Notes;

(iii) At any time after an Event of Default in respect of the Notes shall have occurred, the Paying Agent shall, if so required by notice in writing given by the Trustee to the Paying Agent: (y) thereafter, until otherwise instructed by the Trustee, act as agent of the Trustee under the terms of the Indenture; and/or (z) deliver all Notes and all sums, documents and records held by the Paying Agent in respect of the Notes to the Trustee or as the Trustee shall direct in such notice; provided that such notice shall be deemed not to apply to any document or record which the Paying Agent is obliged not to release by any applicable law or regulation.

(f) Notwithstanding the foregoing:

(i) if any Note is presented or surrendered for payment to the Paying Agent and the Paying Agent has delivered a replacement therefor or has been notified that the same has been replaced, the Paying Agent shall as soon as is reasonably practicable notify the Company in writing of such presentation or surrender and shall not make payment against the same until it is so instructed by the Company and has received the amount to be so paid; and

(ii) the Paying Agent shall cancel each Note against surrender of which it has made full payment and shall deliver each Note so cancelled by it to the Trustee.

(g) In no event, shall the Paying Agent be obliged to make any payments hereunder if it has not received the full amount of any payment.

Section 1103 Indemnity.

(a) The Company shall indemnify the Paying Agent against any and all loss, damage, claims, liability or demands arising out of or in connection with this Ninth Supplemental Indenture, the Company’s issue of the Notes or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section, except to the extent that such loss, damage, claim, liability or expense is due to the Paying Agent’s own gross negligence or willful misconduct.

(b) The provisions of this Section shall survive the satisfaction and discharge of this Ninth Supplemental Indenture and the Notes, the termination for any reason of this Indenture, and the resignation or removal of the Trustee.

Section 1104 General.

(a) In acting under this Article Eleven, the Paying Agent shall not be under any fiduciary duty towards any person, be responsible for or liable in respect of the authorization, validity or legality of any Note amount paid by it hereunder (except to the extent that any such liability is determined by a court of competent jurisdiction to have resulted from the Paying Agent’s gross negligence or willful misconduct), be under any obligation towards any person other than the Trustee and Company or assume any relationship of agency or trust for or with any Holder.

(b) The Paying Agent shall be entitled to treat the registered Holder of any Note as the absolute owner of such Note for all purposes and make payments thereon accordingly.

(c) The Paying Agent may exercise any of its rights or duties hereunder by or through agents or attorneys, and shall not be responsible for any misconduct thereof, provided such agent or attorney has been appointed with due care.

(d) The Paying Agent shall not exercise any lien, right of set-off or similar claim against any Holder of a Note in respect of moneys payable by it under this Article Eleven; however, should the Paying Agent elect to make a payment pursuant to Section 1102(d), it shall be entitled to appropriate for its own account out of the funds received by it under Section 1102 an amount equal to the amount so paid by it.

(e) The Paying Agent may (at the reasonable and documented expense of the Company) consult, on any matter concerning its duties hereunder, any legal adviser or other expert selected by it with due care and, with respect to the selection of other experts, in consultation with the Company, and the Paying Agent shall not be liable in respect of anything done, or omitted to be done in good faith in accordance with that adviser’s opinion. At any time, the Paying Agent may apply to any duly authorized representative of the Company for a written instruction, and shall not be liable for an action lawfully taken or omitted to be taken in accordance with such instruction.

(f) The Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(g) The Paying Agent shall be obliged to perform only such duties as are specifically set forth herein and in the Notes, and no implied duties or obligations shall be read into this Article Eleven or the Notes against the Paying Agent.

(h) The Paying Agent shall not be liable to account to the Company for any interest or other amounts in respect of funds received by it from the Company. Money held by the Paying Agent need not be segregated except as required by law.

(i) No section of this Article Eleven or the Notes shall require the Paying Agent to risk or expend its own funds, or to take any action which in its reasonable judgment would result in any expense or liability accruing to it.

(j) In no event will the Paying Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, severe loss or severe malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Paying Agent will use best reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(k) The Paying Agent shall have no duty to inquire as to the performance of the covenants of the Company, nor shall it be charged with knowledge of any default or Event of Default under the Indenture.

(l) Notwithstanding any section of this Article Eleven to the contrary, the Paying Agent will not in any event be liable for special, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(m) The Paying Agent, its officers, directors, employees and shareholders may become the owners of, or acquire any interest in, the Notes, with the same rights that it or they would have if it were not the Paying Agent, and may engage or be interested in any financial or other transaction with the Company as freely as if it were not the Paying Agent.

(n) The Paying Agent shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear payment instructions from the Company in form satisfactory to the Paying Agent.

(o) The Company will supply the Paying Agent with the names, specimen signatures and direct dial phone numbers of its authorized persons as soon as practicable after the date hereof.

Section 1105 Change of Paying Agent.

(a) Any time, other than on a day during the forty-five (45) day period preceding any payment date for the Notes, the Paying Agent may resign by giving at least forty-five (45) days’ prior written notice to the Company; and the Paying Agent’s agency shall be terminated and its duties shall cease upon expiration of such forty-five (45) days or such lesser period of time as shall be mutually agreeable to the Paying Agent and the Company. At any time, following at least forty-five (45) days’ prior written notice (or such lesser period of time as shall be mutually agreeable to the Paying Agent and the Company) from the Company, the Paying Agent may be removed from its agency. Such removal shall become effective upon the expiration of the forty-five (45) day or agreed lesser time period (provided that any such removal shall be immediate in case the Paying Agent shall be adjudicated bankrupt or insolvent), and upon payment to the Paying Agent of all amounts payable to it in connection with its agency. In such event, following payment in full of its fees and expenses, the Paying Agent shall deliver to the Company, or to the Company’s designated representative, all Notes (if any) and cash (if any) belonging to the Company and, at the Company’s reasonable expense, shall furnish to the Company, or to the Company’s designated representative, such information regarding the status of the Company’s outstanding Notes reasonably requested by the Company.

(b) Any Person into which a Paying Agent may be merged or consolidated or any Person resulting from any merger or consolidation to which such Paying Agent is a party or any Person to which such Paying Agent shall sell or otherwise transfer all or substantially all of its corporate trust or agency assets shall on the date on which such merger, consolidation or transfer becomes effective, become the successor to such Paying Agent under this Article Eleven without the execution or filing of any paper or any further act on the part of the parties hereto; provided that such Person provides the information required by Section 1108 of this Article Eleven.

Section 1106 Compensation, Fees and Expenses.

(a) The Company will pay to the Paying Agent the compensation, fees and expenses in respect of the Paying Agent’s services as separately agreed in writing with the Paying Agent.

(b) The Company will also pay all reasonable documented out-of-pocket expenses (including reasonable legal expenses) incurred by the Paying Agent in connection with its services hereunder, together with any applicable value added tax and stamp, issue, or other documentary taxes and duties.

Section 1107 Notices.

(a) Each notice or communication under this Article Eleven shall be made in writing, by fax or otherwise in accordance with this Section 1107. Each communication or document to be delivered to any party under this Article Eleven shall be sent to that party at the fax number or address, and marked for the attention of the person (if any), from time to time designated by that party to the Paying Agent (or, in the case of the Paying Agent, by it to each other party) for the purpose of this Article Eleven. The initial telephone number, fax number, address and person so designated are:

in the case of the Company, at:

Pfizer Inc.

235 East 42nd

Street, New York, NY 10017

Attention: Secretary

Tel no: (212) 733-2323

Fax no: (212) 733-1133

in the case of the Paying Agent, to it at:

The Bank of New York Mellon, London Branch

One Canada Square, London El4 5AL

Attention: Corporate Trust Administration

Tel no: +44 (0) 207 964 5028

Fax no: +44 (0) 207 964 2536

With a copy to:

The Bank of New York Mellon

101 Barclay Street, Floor 7-East

New York, NY 10286

Attention: Corporate Trust

Fax no: +1-212-815-5595

(b) All notices under this Article Eleven shall be effective upon actual receipt by the Paying Agent at its address listed in this Section 1107.

Section 1108 FATCA. In order to assist the Trustee and any Paying Agent with their compliance with FATCA, the Company agrees (i) to provide the Trustee and any Paying Agent reasonably available information collected and stored in the Company’s ordinary course of business regarding Holders of the Notes (solely in their capacity as such) and that is necessary for the Trustee’s and any Paying Agent’s determination of whether it has tax related obligations under FATCA and (ii) that the Trustee and any Paying Agent shall be entitled to make any withholding or deduction from payments under this Ninth Supplemental Indenture and the Notes to the extent necessary to comply with FATCA. Nothing in the immediately preceding sentence shall be construed as obligating the Company to make any payment of additional amounts or other “gross up” payment or similar reimbursement in connection with a payment in respect of which amounts are so withheld or deducted.

ARTICLE TWELVE

MISCELLANEOUS

Section 1201 Ratification of Indenture. The Indenture, as supplemented by this Ninth Supplemental Indenture, is in all respects ratified and confirmed, and this Ninth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 1202 Trustee Not Responsible for Recitals. The recitals and statements herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Ninth Supplemental Indenture.

Section 1203 Governing Law. This Ninth Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 1204 Separability. In case any one or more of the provisions contained in this Ninth Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Ninth Supplemental Indenture or of the Notes, but this Ninth Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 1205 Counterparts. This Ninth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Ninth Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Ninth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Ninth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 1206 Trust Indenture Act. This Ninth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions. If any provision in this Ninth Supplemental Indenture limits, qualifies or conflicts with another provision of hereof which is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture to be duly executed, all as of the day and year first above written.

PFIZER INC.

By:	/s/ Brian Byala
Name: Brian Byala
Title: Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Francine Kincaid
Name: Francine Kincaid
Title: Vice President

THE BANK OF NEW YORK MELLON, LONDON BRANCH, as Paying Agent and Calculation Agent

By:	/s/ Catherine F. Donohue
Name: Catherine F. Donohue
Title: Vice President

[Signature Page to Ninth Supplemental Indenture]

EXHIBIT A

FORM OF FLOATING RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

PFIZER INC.

FLOATING RATE NOTES DUE 2019

Common Code/ISIN/CUSIP No.: 717081 EE9 / XS1574156540 / 157415654

No. [●]

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank Of New York Depository (Nominees) Limited or registered assigns, the principal sum of [●] EUROS (€[●]) on March 6, 2019, and to pay interest thereon from March 6, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears, on March 6, June 6, September 6 and December 6 in each year, beginning June 6, 2017 at a rate per annum provided below, until the principal hereof is paid or made available for payment.

The per annum interest rate on the Securities in effect for each day of a Floating Rate Interest Period (as defined below) will be equal to the Applicable EURIBOR Rate (as defined below) plus 20 basis points (0.200%) (the “Floating Interest Rate”), provided, however, that in no event shall such interest rate be less than zero. The Floating Interest Rate for each Floating Rate Interest Period will be set on March 6, June 6, September 6 and December 6 of each year and will be set for the initial Floating Rate Interest Period on March 6, 2017 (each such date, a “Floating Rate Interest Reset Date”) until the principal on the Securities is paid or made available for payment (the “Floating Rate Principal Payment Date”).

The amount of interest for each day that the Securities are outstanding (the “Daily Interest Amount”) will be calculated by dividing the Floating Interest Rate in effect for such day by 360 and multiplying the result by the principal amount of the Securities. The amount of interest to be paid on the Securities for any Floating Rate Interest Period will be calculated by adding the Daily Interest Amounts for each day in such Floating Rate Interest Period.

The Floating Interest Rate and amount of interest to be paid on the Securities for each Floating Rate Interest Period will be determined by the Calculation Agent (as defined below). The Calculation Agent will, upon the request of any Holder of the Securities, provide the interest rate at the time of the last Interest Payment Date with respect to the Securities. All calculations made by the Calculation Agent shall in the absence of manifest error be conclusive for all purposes and binding on the Company and the Holders of the Securities. So long as the Applicable EURIBOR Rate is required to be determined with respect to the Securities, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish the Applicable EURIBOR Rate for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint itself or another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

If any Floating Rate Interest Reset Date and Interest Payment Date would otherwise be a day that is not a EURIBOR Business Day, such Floating Rate Interest Reset Date and Interest Payment Date shall be the next succeeding EURIBOR Business Day, unless the next succeeding EURIBOR Business Day is in the next succeeding calendar month, in which case such Floating Rate Interest Reset Date and Interest Payment Date shall be the immediately preceding EURIBOR Business Day.

“EURIBOR Business Day” means any day that is not a Saturday or Sunday and that, in the City of New York or the City of London, is not a day on which banking institutions are generally authorized or obligated by law to close, and is a day on which the TARGET System, or any successor thereto, operates.

“Floating Rate Interest Period” shall mean the period from and including a Floating Rate Interest Reset Date to but excluding the next succeeding Floating Rate Interest Reset Date and, in the case of the last such period, from and including the Floating Rate Interest Reset Date immediately preceding the Floating Rate Principal Payment Date to but not including such Floating Rate Principal Payment Date. If the Floating Rate Principal Payment Date is not a EURIBOR Business Day, then the principal amount of the Securities plus accrued and unpaid interest thereon shall be paid on the next succeeding EURIBOR Business Day and no interest shall accrue for the Floating Rate Principal Payment Date or any day thereafter.

The “Applicable EURIBOR Rate” shall mean the rate determined in accordance with the following provisions:

(1) Two prior TARGET days on which dealings in deposits in euros are transacted in the euro-zone interbank market preceding each Floating Rate Interest Reset Date (each such date, an “Interest Determination Date”), The Bank of New York Mellon, London Branch (the “Calculation Agent”), as agent for the Company, will determine the Applicable EURIBOR Rate which shall be the rate for deposits in euro having a maturity of three months commencing on the first day of the applicable Floating Rate Interest Period that appears on the Reuters Screen EURIBOR01 Page as of 11:00 a.m., Brussels time, on such Interest Determination Date. “Reuters Screen EURIBOR01 Page” means the display designated on page “EURIBOR01” on Reuters (or such other page as may replace the EURIBOR01 page on that service or any successor service for the purpose of displaying euro-zone interbank offered rates for euro-denominated deposits of major banks). If the Applicable EURIBOR Rate on such Interest Determination Date does not appear on the Reuters Screen EURIBOR01 Page, the Applicable EURIBOR Rate will be determined as described in (2) below.

(2) With respect to an Interest Determination Date for which the Applicable EURIBOR Rate does not appear on the Reuters Screen EURIBOR01 Page as specified in (1) above, the Applicable EURIBOR Rate will be determined on the basis of the rates at which deposits in euro are offered by four major banks in the euro-zone interbank market selected by the Company (the “Reference Banks”) at approximately 11:00 a.m., Brussels time, on such Interest Determination Date to prime banks in the euro-zone interbank market having a maturity of three months, and in a principal amount equal to an amount of not less than €1,000,000 that is representative for a single transaction in such market at such time. The Company will request the principal euro-zone office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the Applicable EURIBOR Rate on such Interest Determination Date will be the arithmetic mean (rounded upwards) of such quotations. If fewer than two quotations are provided, the Applicable EURIBOR Rate on such Interest Determination Date will be the arithmetic mean (rounded upwards) of the rates quoted by three major banks in the euro-zone selected by the Company at approximately 11:00 a.m., Brussels time, on such Interest Determination Date for loans in euro to leading European banks, having a maturity of three months, and in a principal amount equal to an amount of not less than €1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks so selected as aforesaid by the Company are not quoting as mentioned in this sentence, the relevant Floating Interest Rate for the Floating Rate Interest Period commencing on the Floating Rate Interest Reset Date following such Interest Determination Date will be the Floating Interest Rate in effect on such Interest Determination Date (i.e., the same as the rate determined for the immediately preceding Floating Rate Interest Reset Date).

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business (in London) on the 15th calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the paying agent) or, at the Company’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Notes (maintained by the registrar). No service charge will be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:

By:
Name:
Title:

Attest:
Name:
Title:

Dated:

CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Name:
Title:

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the ninth supplemental indenture dated as of March 6, 2017 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company and The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Indenture. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to €1,250,000,000.

Principal, premium, if any, and interest payments and additional amounts, if any, in respect of the Securities will be payable in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions within the international banking community, then all payments in respect of the Securities will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted to U.S. dollars on the basis of the most recently available market exchange rate for euros, as determined by the Company in its sole discretion. Any payment in respect of the Securities so made in U.S. dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 28, 2017, the Company becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Company, will become obligated to pay additional amounts with respect to the Securities, then the Company may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on the Securities to, but excluding, the Redemption Date.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT B

FORM OF 2020 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

PFIZER INC.

0.000% NOTES DUE 2020

Common Code/ISIN/CUSIP No.: 717081 EF6 / XS1574156623 / 157415662

No. [●]

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank Of New York Depository (Nominees) Limited or registered assigns, the principal sum of [●] EUROS (€[●]) on March 6, 2020, and to pay interest thereon from March 6, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears, on March 6 in each year, beginning March 6, 2018 at the rate of 0.000% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on the Regular Record Date for such interest, which shall be the 15th calendar day (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the paying agent) or, at the Company’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Notes (maintained by the registrar). No service charge will be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:

By:
Name:
Title:

Attest:
Name:
Title:

Dated:

CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Name:
Title:

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the ninth supplemental indenture dated as of March 6, 2017 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company and The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Indenture. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to €1,000,000,000.

Principal, premium, if any, and interest payments and additional amounts, if any, in respect of the Securities will be payable in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions within the international banking community, then all payments in respect of the Securities will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted to U.S. dollars on the basis of the most recently available market exchange rate for euros, as determined by the Company in its sole discretion. Any payment in respect of the Securities so made in U.S. dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

At the Company’s option, the Securities may be redeemed, in whole, at any time, or in part, from time to time prior to February 6, 2020 (each a “Redemption Date”) at a redemption price equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on the applicable Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on an annual basis at a rate equal to the sum of the Comparable Government Bond Rate plus 15 basis points;

plus, in each of the cases of (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date (the “Redemption Price”).

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Banker, a German government bond whose maturity is closest to the maturity of the Securities to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third business day prior to the Redemption Date, would be equal to the gross redemption yield on such business day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an Independent Investment Banker.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Barclays Bank PLC, BNP Paribas, Goldman, Sachs & Co. and J.P. Morgan Securities plc (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a broker or dealer of, and/or market maker in, German government bonds (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

Any time on or after February 6, 2020, the Company may redeem the Securities, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 28, 2017, the Company becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Company, will become obligated to pay additional amounts with respect to the Securities, then the Company may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on the Securities to, but excluding, the Redemption Date.

The Redemption Prices will be calculated on the basis of a 365-day year or a 366-day year, as applicable, and the actual number of days elapsed. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

At or prior to the time of giving of any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the applicable Redemption Price as so calculated, or the manner in which such Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT C

FORM OF 2022 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

PFIZER INC.

0.250% NOTES DUE 2022

Common Code/ISIN/CUSIP No.: 717081 EG4 / XS1574157357 / 157415735

No. [●]

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank Of New York Depository (Nominees) Limited or registered assigns, the principal sum of [●] EUROS (€[●]) on March 6, 2022, and to pay interest thereon from March 6, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears, on March 6 in each year, beginning March 6, 2018 at the rate of 0.250% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on the Regular Record Date for such interest, which shall be the 15th calendar day (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the paying agent) or, at the Company’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Notes (maintained by the registrar). No service charge will be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:

By:
Name:
Title:

Attest:
Name:
Title:

Dated:

CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Name:
Title:

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the ninth supplemental indenture dated as of March 6, 2017 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company and The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Indenture. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to €1,000,000,000.

Principal, premium, if any, and interest payments and additional amounts, if any, in respect of the Securities will be payable in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions within the international banking community, then all payments in respect of the Securities will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted to U.S. dollars on the basis of the most recently available market exchange rate for euros, as determined by the Company in its sole discretion. Any payment in respect of the Securities so made in U.S. dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

At the Company’s option, the Securities may be redeemed, in whole, at any time, or in part, from time to time prior to February 6, 2022 (each a “Redemption Date”) at a redemption price equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on the applicable Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on an annual basis at a rate equal to the sum of the Comparable Government Bond Rate plus 15 basis points;

plus, in each of the cases of (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date (the “Redemption Price”).

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Banker, a German government bond whose maturity is closest to the maturity of the Securities to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third business day prior to the Redemption Date, would be equal to the gross redemption yield on such business day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an Independent Investment Banker.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Barclays Bank PLC, BNP Paribas, Goldman, Sachs & Co. and J.P. Morgan Securities plc (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a broker or dealer of, and/or market maker in, German government bonds (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

Any time on or after February 6, 2022 with respect to the Securities, the Company may redeem the Securities, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 28, 2017, the Company becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Company, will become obligated to pay additional amounts with respect to the Securities, then the Company may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on the Securities to, but excluding, the Redemption Date.

The Redemption Prices will be calculated on the basis of a 365-day year or a 366-day year, as applicable, and the actual number of days elapsed. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

At or prior to the time of giving of any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the applicable Redemption Price as so calculated, or the manner in which such Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT D

FORM OF 2027 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

PFIZER INC.

1.000% NOTES DUE 2027

Common Code/ISIN/CUSIP No.: 717081 EH2 / XS1574158082 / 157415808

No. [●]

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank Of New York Depository (Nominees) Limited or registered assigns, the principal sum of [●] EUROS (€[●]) on March 6, 2027, and to pay interest thereon from March 6, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears, on March 6 in each year, beginning March 6, 2018 at the rate of 1.000% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on the Regular Record Date for such interest, which shall be the 15th calendar day (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the paying agent) or, at the Company’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Notes (maintained by the registrar). No service charge will be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:

By:
Name:
Title:

Attest:
Name:
Title:

Dated:

CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Name:
Title:

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the ninth supplemental indenture dated as of March 6, 2017 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company and The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Indenture. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to €750,000,000.

Principal, premium, if any, and interest payments and additional amounts, if any, in respect of the Securities will be payable in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions within the international banking community, then all payments in respect of the Securities will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted to U.S. dollars on the basis of the most recently available market exchange rate for euros, as determined by the Company in its sole discretion. Any payment in respect of the Securities so made in U.S. dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

At the Company’s option, the Securities may be redeemed, in whole, at any time, or in part, from time to time prior to December 6, 2026 (each a “Redemption Date”) at a redemption price equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on the applicable Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on an annual basis at a rate equal to the sum of the Comparable Government Bond Rate plus 15 basis points;

plus, in each of the cases of (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date (the “Redemption Price”).

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Banker, a German government bond whose maturity is closest to the maturity of the Securities to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third business day prior to the Redemption Date, would be equal to the gross redemption yield on such business day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an Independent Investment Banker.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Barclays Bank PLC, BNP Paribas, Goldman, Sachs & Co. and J.P. Morgan Securities plc (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a broker or dealer of, and/or market maker in, German government bonds (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

Any time on or after December 6, 2026 with respect to the Securities, the Company may redeem the Securities, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 28, 2017, the Company becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Company, will become obligated to pay additional amounts with respect to the Securities, then the Company may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on the Securities to, but excluding, the Redemption Date.

The Redemption Prices will be calculated on the basis of a 365-day year or a 366-day year, as applicable, and the actual number of days elapsed. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

At or prior to the time of giving of any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the applicable Redemption Price as so calculated, or the manner in which such Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)